     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 2002.
                                                      REGISTRATION NO. 333-89444
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                AMENDMENT NO. 3
                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                      WEIGHT WATCHERS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   VIRGINIA                                        11-6040273
         (STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                            175 CROSSWAYS PARK WEST
                         WOODBURY, NEW YORK 11797-2055
                                 (516) 390-1400
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           --------------------------

                            ROBERT W. HOLLWEG, ESQ.
                      WEIGHT WATCHERS INTERNATIONAL, INC.
                            175 CROSSWAYS PARK WEST
                         WOODBURY, NEW YORK 11797-2055
                                 (516) 390-1400
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                           --------------------------

                                WITH COPIES TO:

             RISE B. NORMAN, ESQ.                           KRIS F. HEINZELMAN, ESQ.
          SIMPSON THACHER & BARTLETT                         CRAVATH, SWAINE & MOORE
             425 LEXINGTON AVENUE                               825 EIGHTH AVENUE
           NEW YORK, NEW YORK 10017                         NEW YORK, NEW YORK 10019

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _______________
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _______________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Amendment No. 3 to the Form S-3 Registration Statement is being filed for the sole purpose of filing an additional exhibit.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULE.

(A) EXHIBITS.

EXHIBIT NO.                                DESCRIPTION OF EXHIBIT
-----------                                ----------------------
        1.1*            Form of Underwriting Agreement.

        2.1             Recapitalization and Stock Purchase Agreement, dated
                        July 22, 1999, among Weight Watchers International, Inc.,
                        H.J. Heinz Company and Artal International S.A.
                        (Incorporated by reference to Exhibit 2 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement
                        No. 333-92005).

        4.1             Senior Subordinated Dollar Notes Indenture, dated as of
                        September 29, 1999, between Weight Watchers International,
                        Inc. and Norwest Bank Minnesota, National Association
                        (Incorporated by reference to Exhibit 4.1 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement No.
                        333-92005).

        4.2             Guarantee Agreement, dated as of March 3, 2000, given by 58
                        WW Food Corp., Waist Watchers, Inc., Weight Watchers Camps,
                        Inc. W.W. Camps and Spas, Inc., Weight Watchers Direct,
                        Inc., W/W Twentyfirst Corporation, W.W. Weight Reduction
                        Services, Inc., W.W.I. European Services, Ltd., W.W.
                        Inventory Service Corp., Weight Watchers North America,
                        Inc., Weight Watchers UK Holdings Ltd, Weight Watchers
                        International Holdings Ltd, Weight Watchers U.K. Limited,
                        Weight Watchers (Accessories & Publications) Ltd, Weight
                        Watchers (Food Products) Limited, Weight Watchers New
                        Zealand Limited, Weight Watchers International Pty Limited,
                        Fortuity Pty Ltd and Gutbusters Pty Ltd. (Incorporated by
                        reference to Exhibit 4.2 of Weight Watchers International,
                        Inc.'s Form S-4 Registration Statement No. 333-92005).

        4.3             Senior Subordinated Euro Notes Indenture, dated as of
                        September 29, 1999, between Weight Watchers International
                        Inc. and Norwest Bank Minnesota, National Association
                        (Incorporated by reference to Exhibit 4.3 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement No.
                        333-92005).

        4.4             Guarantee Agreement, dated as of March 3, 2000, given by 58
                        WW Food Corp., Waist Watchers, Inc., Weight Watchers Camps,
                        Inc. W.W. Camps and Spas, Inc., Weight Watchers Direct,
                        Inc., W/W Twentyfirst Corporation, W.W. Weight Reduction
                        Services, Inc., W.W.I. European Services, Ltd., W.W.
                        Inventory Service Corp., Weight Watchers North America,
                        Inc., Weight Watchers UK Holdings Ltd, Weight Watchers
                        International Holdings Ltd, Weight Watchers U.K. Limited,
                        Weight Watchers (Accessories & Publications) Ltd, Weight
                        Watchers (Food Products) Limited, Weight Watchers New
                        Zealand Limited, Weight Watchers International Pty Limited,
                        Fortuity Pty Ltd and Gutbusters Pty Ltd. (Incorporated by
                        reference to Exhibit 4.4 of Weight Watchers International,
                        Inc.'s Form S-4 Registration Statement No. 333-92005).

        4.5**           Rights Agreement, dated as of November 15, 2001, between
                        Weight Watchers International, Inc. and EquiServe Trust
                        Company, N.A.

        4.6             Specimen of stock certificate representing Weight Watchers
                        International, Inc.'s common stock, no par value
                        (Incorporated by reference to Exhibit 4.6 of Weight Watchers
                        International, Inc.'s Form S-1 Registration Statement
                        No. 333-69362).

        5.1**           Opinion of Hunton & Williams.

       23.1             Consent of Hunton & Williams (included in Exhibit 5.1).

EXHIBIT NO.                                DESCRIPTION OF EXHIBIT
-----------                                ----------------------
       23.2*            Consent of PricewaterhouseCoopers LLP, Independent
                        Accountants.

       24**             Power of Attorney.

------------------------

*   Filed herewith.

**  Previously Filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 24, 2002.

                                                       WEIGHT WATCHERS INTERNATIONAL, INC.

                                                       By:                      *
                                                            -----------------------------------------
                                                                           Linda Huett
                                                              President, Chief Executive Officer and
                                                                             Director

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                       President, Chief Executive
                          *                              Officer and Director
     -------------------------------------------         (PRINCIPAL EXECUTIVE
                     Linda Huett                         OFFICER)                        June 24, 2002

                                                       Vice President and Chief
                          *                              Financial Officer
     -------------------------------------------         (PRINCIPAL FINANCIAL AND
                   Ann M. Sardini                        ACCOUNTING OFFICER)             June 24, 2002

                          *
     -------------------------------------------       Chairman of the Board of
                   Raymond Debbane                       Directors                       June 24, 2002

                          *
     -------------------------------------------       Director
                Marsha Johnson Evans                                                     June 24, 2002

                          *
     -------------------------------------------       Director
                 Jonas M. Fajgenbaum                                                     June 24, 2002

                          *
     -------------------------------------------       Director
                   Sacha Lainovic                                                        June 24, 2002

                          *
     -------------------------------------------       Director
                     Sam K. Reed                                                         June 24, 2002

                          *
     -------------------------------------------       Director
               Christopher J. Sobecki                                                    June 24, 2002

*By:                  /s/ ROBERT W. HOLLWEG
             --------------------------------------
                        Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION OF EXHIBIT
-----------                                ----------------------
        1.1*            Form of Underwriting Agreement.
        2.1             Recapitalization and Stock Purchase Agreement, dated
                        July 22, 1999, among Weight Watchers International, Inc.,
                        H.J. Heinz Company and Artal International S.A.
                        (Incorporated by reference to Exhibit 2 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement
                        No. 333-92005).
        4.1             Senior Subordinated Dollar Notes Indenture, dated as of
                        September 29, 1999, between Weight Watchers International,
                        Inc. and Norwest Bank Minnesota, National Association
                        (Incorporated by reference to Exhibit 4.1 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement No.
                        333-92005).
        4.2             Guarantee Agreement, dated as of March 3, 2000, given by 58
                        WW Food Corp., Waist Watchers, Inc., Weight Watchers Camps,
                        Inc. W.W. Camps and Spas, Inc., Weight Watchers Direct,
                        Inc., W/W Twentyfirst Corporation, W.W. Weight Reduction
                        Services, Inc., W.W.I. European Services, Ltd., W.W.
                        Inventory Service Corp., Weight Watchers North America,
                        Inc., Weight Watchers UK Holdings Ltd, Weight Watchers
                        International Holdings Ltd, Weight Watchers U.K. Limited,
                        Weight Watchers (Accessories & Publications) Ltd, Weight
                        Watchers (Food Products) Limited, Weight Watchers New
                        Zealand Limited, Weight Watchers International Pty Limited,
                        Fortuity Pty Ltd and Gutbusters Pty Ltd. (Incorporated by
                        reference to Exhibit 4.2 of Weight Watchers International,
                        Inc.'s Form S-4 Registration Statement No. 333-92005).
        4.3             Senior Subordinated Euro Notes Indenture, dated as of
                        September 29, 1999, between Weight Watchers International
                        Inc. and Norwest Bank Minnesota, National Association
                        (Incorporated by reference to Exhibit 4.3 of Weight Watchers
                        International, Inc.'s Form S-4 Registration Statement No.
                        333-92005).
        4.4             Guarantee Agreement, dated as of March 3, 2000, given by 58
                        WW Food Corp., Waist Watchers, Inc., Weight Watchers Camps,
                        Inc. W.W. Camps and Spas, Inc., Weight Watchers Direct,
                        Inc., W/W Twentyfirst Corporation, W.W. Weight Reduction
                        Services, Inc., W.W.I. European Services, Ltd., W.W.
                        Inventory Service Corp., Weight Watchers North America,
                        Inc., Weight Watchers UK Holdings Ltd, Weight Watchers
                        International Holdings Ltd, Weight Watchers U.K. Limited,
                        Weight Watchers (Accessories & Publications) Ltd, Weight
                        Watchers (Food Products) Limited, Weight Watchers New
                        Zealand Limited, Weight Watchers International Pty Limited,
                        Fortuity Pty Ltd and Gutbusters Pty Ltd. (Incorporated by
                        reference to Exhibit 4.4 of Weight Watchers International,
                        Inc.'s Form S-4 Registration Statement No. 333-92005).
        4.5**           Rights Agreement, dated as of November 15, 2001, between
                        Weight Watchers International, Inc. and EquiServe Trust
                        Company, N.A.
        4.6             Specimen of stock certificate representing Weight Watchers
                        International, Inc.'s common stock, no par value
                        (Incorporated by reference to Exhibit 4.6 of Weight Watchers
                        International, Inc.'s Form S-1 Registration Statement
                        No. 333-69362).
        5.1**           Opinion of Hunton & Williams.
       23.1             Consent of Hunton & Williams (included in Exhibit 5.1).
       23.2*            Consent of PricewaterhouseCoopers LLP, Independent
                        Accountants.
       24**             Power of Attorney.

------------------------

*   Filed herewith.

**  Previously Filed.